As filed with the Securities and Exchange Commission on July 9, 2020
Registration No. 333-238856
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO.____

MADISON FUNDS
(Exact Name of Registrant as Specified in Charter)

c/o Madison Asset Management, LLC
550 Science Drive, Madison, Wisconsin 53711
(Address of Principal Executive Offices)

(608) 274-0300
(Registrant's Telephone Number)

Steven J. Fredricks
Chief Legal Officer and Chief Compliance Officer
Madison Asset Management, LLC
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

With copies to:
Pamela M. Krill, Esq.
Godfrey & Kahn, S.C.
One East Main Street, Suite 500
Madison, Wisconsin 53703
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered...............................................	Class A, Class B and Class Y Shares of the Madison Core Bond Fund, no par value per share, a series of the Registrant

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MADISON FUNDS®
HIGH INCOME FUND
550 Science Drive
Madison, Wisconsin 53711

July 9, 2020

Dear Shareholder:
The Board of Trustees of Madison Funds (the “Trust”) is asking shareholders of the Madison High Income Fund (the “Acquired Fund”), a series of the Trust, to approve the acquisition of the assets and liabilities of the Acquired Fund by the Madison Core Bond Fund (the “Acquiring Fund” which, together with the Acquired Fund, are collectively referred to as the “Funds”), also a series of the Trust, pursuant to the terms and conditions of an agreement and plan of reorganization and liquidation (the “Reorganization”). For this purpose, you are invited to a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on September 2, 2020.
The Reorganization is described in more detail in the attached Combined Proxy Statement/Prospectus. You should review the Combined Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Acquired Fund approve the Reorganization, it is expected to be completed on or about September 14, 2020.
The Reorganization will result in a decrease in the total annual fund operating expenses for Acquired Fund shareholders, because the Acquiring Fund has lower fees. Moreover, the Acquired Fund shareholders will become investors in a fund that is managed similarly, using extensive credit research to find income producing investments, and the Acquiring Fund may invest up to 20% of its assets in high yield securities. In addition, the Acquired Fund has substantial capital loss carryforwards on its books, and reorganizing the Acquired Fund with and into the Acquiring Fund versus liquidating the Acquired Fund allows the capital loss carryforwards to be transferred to the Acquiring Fund. For these and the other reasons discussed more fully in the Combined Proxy Statement/Prospectus, we anticipate that the Reorganization will result in benefits to the shareholders of the Acquired Fund.
The Board of Trustees has given careful consideration to the Reorganization and has concluded that it is in the best interests of the Funds and the interests of shareholders of the Funds will not be diluted as a result of the Reorganization. The Board unanimously recommends that you vote “FOR” the Reorganization.
If the Reorganization is approved by shareholders of the Acquired Fund, each shareholder holding Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, each shareholder holding Class B shares of the Acquired Fund will receive Class B shares of the Acquiring Fund and each shareholder holding Class Y shares of the Acquired Fund will receive Class Y shares of the Acquiring Fund. These shares will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares of the Acquired Fund. The Acquired Fund would then be liquidated and terminated as a series of the Trust. Shareholders of the Acquired Fund will not be assessed any sales charges or other individual shareholder fees in connection with the Reorganization.
We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. No matter how many shares you own, your vote is important.
Sincerely,

/s/Patrick F. Ryan

Patrick F. Ryan
President

MADISON FUNDS®
HIGH INCOME FUND
550 Science Drive
Madison, Wisconsin 53711
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held September 2, 2020
To the Shareholders of the High Income Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the High Income Fund (the “Acquired Fund”), a series of Madison Funds (the “Trust”), is to be held at 10:30 a.m. Central time on September 2, 2020, at the offices of Madison Asset Management, LLC located at 550 Science Drive, Madison, Wisconsin 53711.
At the Meeting you will be asked to consider and approve the following proposals:

1.
To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Core Bond Fund (the “Acquiring Fund”), a series of Madison Funds, followed by the liquidation of the Acquired Fund; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Record owners of shares of the Acquired Fund as of the close of business on June 15, 2020, are entitled to vote at the Meeting or any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. If you do not attend the Meeting, you may vote by proxy by completing, signing and returning the enclosed proxy card by mail in the envelope provided, or by following the instructions on the proxy card to vote by telephone or the Internet.
Your vote is important. If you have any questions, please contact the Trust’s proxy agent, Computershare Fund Services toll-free at (866) 956-7277 for additional information.
By order of the Board of Trustees
Sincerely,

/s/ Holly S. Baggot

Holly S. Baggot
Secretary of Madison Funds
July 9, 2020

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE BY TELEPHONE OR BY INTERNET USING THE INSTRUCTIONS ON YOUR PROXY CARD. YOUR PROMPT VOTE MAY SAVE THE FUND THE NECESSITY OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

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MADISON FUNDS®
HIGH INCOME FUND
550 Science Drive
Madison, Wisconsin 53711

QUESTIONS AND ANSWERS

July 9, 2020

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in the attached Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”). Please review the full Proxy Statement/Prospectus before casting your vote.

1.	What is this document and why was it sent to you?
The attached Proxy Statement/Prospectus provides you with information about the proposed acquisition of the High Income Fund (the “Acquired Fund”), a series of Madison Funds (the “Trust”), by the Core Bond Fund (the “Acquiring Fund”, and, together with the Acquired Fund, the “Funds”), also a series of Madison Funds (the “Reorganization”). The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Acquired Fund to approve the Reorganization, as described in the Agreement and Plan of Reorganization and Liquidation, included as Exhibit A hereto (the “Plan”), and (2) provide information regarding the shares of the Acquiring Fund.
The Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Reorganization. The Proxy Statement/Prospectus should be retained for future reference.

2.	Why is the Reorganization being proposed now?
Madison Asset Management, LLC (“Madison”), the investment adviser of the Funds, has recently completed a strategic review of the offerings by the Trust and concluded that, in its current state, the Acquired Fund will not likely grow, making it cost prohibitive to continue to operate as a standalone fund. Because the Acquiring Fund is considered by Madison to be the most compatible with the Acquired Fund in terms of the methodology used by both Funds to find income producing investments, and in light of the Acquiring Fund’s lower advisory fee and lower overall expense ratio as well as other factors discussed in the attached Proxy Statement/Prospectus, Madison recommended the Reorganization to the Board of Trustees of the Trust (the “Board”). Madison believes that optimizing its fixed-income fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined Fund’s prospects for increased sales and economies of scale. In addition, Madison believes that the Reorganization represents the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

3.	What is the purpose of the Reorganization?
The purpose of the Reorganization is to transfer the assets of the Acquired Fund into the Acquiring Fund. As discussed in the Proxy Statement/Prospectus, after carefully considering the recommendation of Madison, the Board concluded that the Acquired

i

Fund’s participation in the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and approved the submission of the Plan to shareholders of the Acquired Fund for approval. In reaching this conclusion, the Board considered, among other factors, the expectation that the Acquired Fund and its shareholders will not recognize any taxable gain or loss in the Reorganization and that shareholders of the Acquired Fund would benefit from becoming shareholders of the Acquiring Fund, which has:

•	The same investment discipline utilized by the Acquired Fund;

•	Mike Sanders, the Co-Head of Fixed Income at Madison, as one of the co-portfolio managers. Mr. Sanders is also a co-portfolio manager of the Acquired Fund;

•	A lower advisory fee and lower overall expenses, on a per class basis, than the Acquired Fund; and

•	The same adviser and distributor which are committed to facilitate the future growth of the larger, combined Fund.
The Reorganization will not occur unless the Plan is approved by shareholders of the Acquired Fund. The Board unanimously recommends that you vote “FOR” the Plan.

4.	How will the proposed Reorganization work?
Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

•
The transfer of all of the assets of the Class A, Class B and Class Y shares of the Acquired Fund in exchange for Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund, respectively, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	The distribution of the Acquiring Fund shares received by the Acquired Fund from the Acquiring Fund to shareholders of the Acquired Fund; and

•	The complete termination and liquidation of the Acquired Fund.
Upon consummation of the Reorganization, Class A, Class B and Class Y shareholders of the Acquired Fund will become Class A, Class B and Class Y shareholders of the Acquiring Fund, respectively. As a result, each former Class A, Class B and Class Y shareholder of the Acquired Fund will hold Acquiring Fund Class A, Class B and Class Y shares, respectively, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Acquired Fund Class A, Class B and Class Y shares, respectively. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization. If the Plan is approved by the Acquired Fund’s shareholders at the Special Meeting of Shareholders (the “Meeting”), the Reorganization is expected to occur on or about September 14, 2020 (the “Effective Date”).

5.	Who is eligible to vote on the Reorganization?
Shareholders of record of the Acquired Fund at the close of business on June 15, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you held Acquired Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Acquired Fund as of the Record Date. As of the Record Date, the Acquired Fund had 3,015,500.927 shares outstanding with an aggregate net asset value of $16,609,629.01. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the

Plan. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

6.	How will the Reorganization affect me as a shareholder of the Acquired Fund?
Each Class A shareholder of the Acquired Fund will become a shareholder of Class A shares of the Acquiring Fund, each Class B shareholder of the Acquired Fund will become a shareholder of the Class B shares of the Acquiring Fund and each Class Y shareholder of the Acquired Fund will become a shareholder of the Class Y shares of the Acquiring Fund. The shares of the Acquiring Fund that an Acquired Fund shareholder receives will have a total NAV equal to the total NAV of the shares held by such shareholder in the Acquired Fund as of the Effective Date of the Reorganization.

7.	Who manages the Acquiring Fund?
The investment adviser to the Acquiring Fund is Madison. Madison also serves as investment adviser to the Acquired Fund. Mike Sanders, Allen Olson and Chris Schroeder co-manage the Acquired Fund, and Mike Sanders, Paul Lefurgey and Greg Poplett co-manager the Acquiring Fund.

8.	How will the Reorganization affect the advisory fees and expenses?
The Reorganization will result in a change in the advisory fee rate of the Acquired Fund, as the investment advisory fee of the Acquired Fund, which is an annual rate of 0.55% of the Acquired Fund’s average daily net assets, is higher than the investment advisory fee of the Acquiring Fund, which is an annual rate of 0.50% of the Acquired Fund’s average daily net assets. Moreover, the Acquiring Fund has lower overall expenses than the Acquired Fund on a per class basis, which will benefit Acquired Fund shareholders.

9.	What happens if shareholders do not approve the Plan?
If shareholders do not approve the Plan, the Reorganization will not occur and the Board will consider other options for the Acquired Fund, including liquidation.

10.	Is consummation of the Reorganization subject to any conditions (in addition to shareholder approval)?
In addition to shareholder approval, the Reorganization is subject to a number of customary conditions to close, including the receipt of a tax opinion from counsel to the Funds to the effect that the Reorganization is expected to be tax-free for federal income tax purposes and the effectiveness of the registration statement of which this Proxy Statement/Prospectus is a part.

11.	Who is paying for expenses of the Reorganization?
Madison is paying for the costs and expenses related to the Reorganization, including the repositioning costs and expenses described under the heading “Costs of the Reorganization” below.

12.	Who do I call if I have questions about the Meeting or the Reorganization?
If you have any questions about the Reorganization or the proxy card, please call the Trust’s proxy agent, Computershare Fund Services toll-free at (866) 956-7277.

13.	Where may I find additional information regarding the Acquired Fund and the Acquiring Fund?
Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•
The Statement of Additional Information dated July 9, 2020, that has been filed with the SEC in connection with this Proxy Statement/Prospectus and is incorporated into this Proxy Statement/Prospectus by reference (the “Reorganization SAI”);

•
The Annual Report to Shareholders of the Funds, which contains audited financial statements for the fiscal year ended October 31, 2019, which is incorporated into this Proxy Statement/Prospectus by reference; and

•
The Semi-Annual Report to Shareholders of the Funds, which contains unaudited financial statements for the six-month period ended April 30, 2020, which is incorporated into this Proxy Statement/Prospectus by reference;

•	The Prospectus and Statement of Additional Information (“SAI”) of the Funds, dated June 1, 2020, which are incorporated into this Proxy Statement/Prospectus by reference.
Copies of the Funds’ Annual Report to Shareholders, Semi-Annual Report to Shareholders and Prospectus and SAI are available, along with the Proxy Statement/Prospectus and Reorganization SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.
By mail    Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083
By phone:    (800) 877-6089
All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:
In person:    at the SEC’s Public Reference Room located at 100 F Street,
N.E., Washington, DC 20549
By phone:    1-202-551-8090 (for information on the operations of the Public
Reference Room only)
By mail:    Public Reference Branch, Officer of Consumer Affairs and
Information Services, Securities and Exchange Commission,
Washington, DC 20549-1520 (duplicating fee required)
By email:     publicinfo@sec.gov (duplicating fee required)
By Internet:    www.sec.gov
Other Important Things to Note:

•	You may lose money by investing in the Funds.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of the Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

COMBINED PROXY STATEMENT/PROSPECTUS
RELATING TO THE ACQUISITION OF
MADISON HIGH INCOME FUND,
a series of Madison Funds
BY
MADISON CORE BOND FUND,
a series of Madison Funds
Managed by:
Madison Asset Management, LLC
550 Science Drive
Madison, Wisconsin 53711
1-800-877-6089
July 9, 2020

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Madison Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of the High Income Fund, a series of the Trust (the “Acquired Fund”), managed by Madison Asset Management, LLC (“Madison”), at the offices of Madison located at 550 Science Drive, Madison, Wisconsin 53711.
At the Meeting, you will be asked to consider and approve the following proposals:

1.
To approve an Agreement and Plan of Reorganization and Liquidation (the “Plan”) providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Madison Core Bond Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a series of Madison Funds, followed by the liquidation of the Acquired Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Each Fund is a series of the Trust, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The investment objective of the Acquiring Fund is to seek to generate a high level of current income, consistent with prudent limitation of investment risk. The investment objective of the Acquired Fund is to seek high current income. The Acquired Fund also seeks capital appreciation, but only when consistent with its primary goal.
This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the Acquiring Fund and this Proxy Statement/Prospectus is set forth in the Statement of Additional Information to this Proxy Statement/Prospectus dated July 9, 2020 (the “Reorganization SAI”), which is incorporated by reference into this Proxy Statement/Prospectus. Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling (800) 877-6089. The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about July 17, 2020.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
On May 21, 2020, the Board of Trustees of the Trust (the “Board”) approved the Plan. Subject to the approval of the shareholders of the Acquired Fund, the Plan provides for:

•
The transfer of all of the assets of the Class A shares of the Acquired Fund in exchange for shares of beneficial interest of Class A shares of the Acquiring Fund, the transfer of all of the assets of the Class B shares of the Acquired Fund in exchange for shares of beneficial interest of Class B shares of the Acquiring Fund and the transfer of all of the assets of the Class Y shares of the Acquired Fund in exchange for shares of beneficial interest of Class Y shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	The distribution of the Acquiring Fund shares received by the Acquired Fund from the Acquiring Fund to shareholders of the Acquired Fund; and

•	The complete termination and liquidation of the Acquired Fund.
Class A shareholders of the Acquired Fund will become shareholders of Class A shares of the Acquiring Fund, Class B shareholders of the Acquired Fund will become shareholders of Class B shares of the Acquiring Fund and Class Y shareholders of the Acquired Fund will become shareholders of Class Y shares of the Acquiring Fund. Immediately after the Reorganization, each former Class A shareholder will hold Acquiring Fund Class A shares, each former Class B shareholder will hold Acquiring Fund Class B shares and each former Class Y shareholder will hold Acquiring Fund Class Y shares, with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s Acquired Fund Class A, Class B and Class Y shares, respectively. The Funds expect that shareholders of the Acquired Fund will recognize no gain or loss for federal income tax purposes in connection with the Reorganization. If approved by shareholders of the Acquired Fund, consummation of the Reorganization is expected to occur on or about September 14, 2020 (the “Effective Date”).
The shareholders of the Acquired Fund must approve the Plan in order for the Reorganization to occur. Approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The Reorganization does not require approval of the shareholders of the Acquiring Fund.
A quorum for the transaction of business by shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of at least 20% of the shares of the Acquired Fund outstanding at the close of business on June 15, 2020 (the “Record Date”).
Based on its consideration of, among other factors, the anticipated tax-free nature of the Reorganization and the benefits expected to be received by shareholders of the Acquired Fund in becoming shareholders of the Acquiring Fund, the Board has determined that the Reorganization is in the best interests of the Funds and the interests of shareholders of the Funds will not be diluted as a result of the Reorganization. Accordingly, the Board unanimously recommends that shareholders vote “FOR” the Plan.
For a more complete discussion of the factors considered by the Board in approving the Reorganization, see “Information about the Reorganization-Reasons for the Reorganization.”

SUMMARY
Introduction. The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Funds’ Prospectus. This Proxy Statement/Prospectus, the accompanying Notice of the Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about July 17, 2020.
Comparison of Investment Advisory Fees. The Funds are party to the same investment advisory agreement with Madison; however, the Funds pay different advisory fees. The Acquired Fund’s annual advisory fee rate is 0.55% of the Acquired Fund’s average daily net assets, and the Acquiring Fund’s annual advisory fee rate is 0.50% of the Acquiring Fund’s average daily net assets, in each case accrued daily and paid monthly. The advisory fee rate for both Funds is reduced by 0.05% when Fund assets reach $500 million and by another 0.05% when Fund assets reach $1 billion.
Comparison of Expenses. The Acquiring Fund has a lower annual advisory fee rate than the Acquired Fund, as well as a lower overall expense ratio than that of the Acquired Fund, as illustrated in the fee table, below.
Fee Table. The purpose of the fee table below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional and can also be found in Appendix B of this Proxy Statement/Prospectus. The fee table shown below is based on actual Fund expenses incurred for the fiscal year ended October 31, 2019. The table also reflects the pro forma combined fees for the Acquiring Fund after giving effect to the Reorganization.

	Acquired Fund - High Income Fund[1] (Current)			Acquiring Fund - Core Bond Fund (Current)			Acquiring Fund - Core Bond Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class Y	Class A	Class B	Class Y	Class A	Class B	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	None	4.50%[1]	None	None	4.50%[1]	None	None	4.50%[1]	None
Redemption fee within 30 days of purchase (as a percentage of amount redeemed)	None	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y	Class A	Class B	Class Y	Class A	Class B	Class Y
Management fees	0.55%	0.55%	0.55%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Other expenses	0.20%	0.20%	0.20%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	None	None	None	None	None	None
Total annual fund operating expenses	1.01%[2]	1.76%[2]	0.76%[2]	0.90%	1.65%	0.65%	0.90%	1.65%	0.65%
1The CDSC is reduced after 12 months and eliminated after six years following purchase.
2Total annual fund operating expenses for the Acquired Fund for the period ended October 31, 2019 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Expense Example. The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s total annual fund operating expenses (as set forth above) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
Fund/Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Acquired Fund/Class A (current)	$548	$757	$983	$1,631	$548	$757	$983	$1,631
Acquiring Fund/Class A (current)	538	724	926	1,508	538	724	926	1,508
Acquiring Fund/Class A (pro forma)	538	724	926	1,508	538	724	926	1,508

Acquired Fund/Class B (current)	629	904	1,154	1,875	179	554	954	1,875
Acquiring Fund/Class B (current)	618	870	1,097	1,754	168	520	897	1,754
Acquiring Fund/Class B (pro forma)	618	870	1,097	1,754	168	520	897	1,754

Acquired Fund/Class Y (current)	78	243	422	942	78	243	422	942
Acquiring Fund/Class Y (current)	68	208	362	810	66	208	362	810
Acquiring Fund/Class Y (pro forma)	68	208	362	810	66	208	362	810
Comparison of Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual fund operating expenses or in the expense example, affect a Fund’s performance. During the fiscal year ended October 31, 2019, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	16%
Acquiring Fund	36%
Performance Comparison. The bar chart and table shown below provide some indication of the risks of investing in the Funds. The bar chart shows how each Fund’s performance results have varied from year to year, and the table shows how each Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Funds’ past performance (before and after taxes) does not necessarily indicate how the Funds will perform in the future. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.

Acquired Fund - High Income Fund
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2011	6.37%
Lowest:	3Q 2015	-5.36%

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	10 Years
Class A Shares - Return Before Taxes	4.63%	2.96%	4.89%
Return After Taxes on Distributions	2.57%	0.82%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	2.72%	1.28%	2.71%
Class B Shares - Return Before Taxes	4.26%	2.77%	4.74%
Class Y Shares - Return Before Taxes	9.69%	4.18%	5.66%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for sales charges, account fees, expenses or taxes)	14.41%	6.14%	7.48%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

Acquiring Fund - Core Bond Fund
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	3Q 2011	4.05%
Lowest:	4Q 2016	-2.39%

Average Annual Total Returns
For periods ended December 31, 2019

	1 Year	5 Years	10 Years
Class A Shares - Return Before Taxes	3.39%	1.73%	2.37%
Return After Taxes on Distributions	2.36%	0.68%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	0.86%	1.40%
Class B Shares - Return Before Taxes	3.10%	1.54%	2.22%
Class Y Shares - Return Before Taxes	8.52%	2.93%	3.09%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	8.72%	3.05%	3.75%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.

The performance history of the Acquiring Fund will survive consummation of the Reorganization. Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.
Comparison of Investment Objectives and Strategies. The investment objective of the Acquired Fund is to seek high current income. The Acquired Fund also seeks capital appreciation, but only when consistent with its primary goal. The investment objective of the Acquiring Fund is to seek to generate a high level of current income, consistent with the prudent limitation of investment risk. While the investment objective of each Fund emphasizes high current income, the Acquired Fund also looks for capital appreciation while the Acquiring Fund does not, preferring instead to attempt to limit investment risk.
The Acquired Fund seeks to achieve its investment objective by investing primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Acquired Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Acquired Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign (including emerging market) corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations, government obligations and mortgage-backed securities. Up to 25% of the Acquired Fund’s assets may be invested in the securities of issuers in any one industry, and up to 50% of the Acquired Fund’s assets may be invested in restricted securities (a restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended). The dollar weighted average life of the Acquired Fund as of December 31, 2019 was 1.97 years. In selecting the Acquired Fund’s investments, the portfolio managers employ a multi-faceted, “bottom up” investment approach that utilizes proprietary analytical tools which are integral to assessing the potential risk and relative value of each investment and also assist in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities.  Investment candidates are analyzed in depth at a variety of risk levels.  Investments are not made on the basis of one single factor.  Rather, investments are made based on the careful consideration of a variety of factors, including: (i) analyses of business risks (including leverage risk) and macro risks (including interest rate trends, capital market conditions and default rates); (ii) assessment of the industry’s attractiveness and competitiveness; (iii) evaluation of the business, including core strengths and competitive weaknesses; (iv) qualitative evaluation of the management team, including in-person meetings or conference calls with key managers; and (v) quantitative analyses of the company’s financial statements.
Under normal market conditions, the Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Acquiring Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg Barclays U.S. Aggregate Bond Index, the duration of which as of December 31, 2019 was 5.79 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%. The Acquiring Fund is managed so that, under normal market conditions, the weighted average life of the Fund will be 10 years or less. The weighted average life of the Acquiring Fund as of December 31, 2019 was 8.16 years. The Acquiring Fund strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Acquiring Fund generally holds 150-275 individual securities in its portfolio at any given time and may invest in the following instruments:

•
Corporate debt securities: securities issued by domestic and foreign (including emerging market) corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories (i.e., “junk bonds”). Madison will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk;

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•
Foreign government debt securities: securities issued or guaranteed by a foreign (including emerging market) government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

•
Non-rated debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by Madison to have an investment quality equivalent to those categories in which the Acquiring Fund is permitted to invest (including up to 20% of the Acquiring Fund’s assets in junk bonds); and

•
Asset-backed, mortgage-backed and commercial mortgage-backed securities: securities issued or guaranteed by special purpose corporations and financial institutions that represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be “securitized” include, among others, residential or commercial mortgages, credit card receivables, automobile loans, and other assets.

Madison may alter the composition of the Acquiring Fund with regard to quality and maturity and may sell securities prior to maturity. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. Under normal market conditions, the Acquiring Fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Acquiring Fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value.
In addition to the foregoing, Madison reserves the right to invest a portion of the Acquiring Fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of the Acquiring Fund’s assets in uninvested cash. However, Madison does not intend to hold more than 35% of the Acquiring Fund’s assets in such investments. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the Acquiring Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market. The investment strategy of the Acquiring Fund reflects Madison’s general “Participate and Protect®”

investment philosophy. Madison’s expectation is that investors in the Acquiring Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although each Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each Fund may invest up to 100% in money market instruments. To the extent a Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
In their management of the Acquiring Fund, the portfolio managers of the Acquiring Fund intend to continue to follow the same investment strategies currently utilized in managing the Acquiring Fund, as described above. Mike Sanders, the Co-Head of Fixed Income at Madison, co-manages each Fund.
Comparison of Fundamental and Non-Fundamental Investment Policies.
Fundamental Policies. Fundamental investment policies are policies that, under the 1940 Act, may not be changed without a shareholder vote. The 1940 Act requires a fund to disclose whether it has certain policies relating to, for example, borrowing money or issuing senior securities, and that these policies be fundamental. The Acquiring Fund has the same fundamental policies as the Acquired Fund. In addition to the fundamental policies listed below, the investment objective of both Funds is a fundamental investment policy which cannot be changed without shareholder approval.

Fundamental Policies
Acquired Fund	Acquiring Fund
The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Same.
The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).
Same.
The Fund will not borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank, the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, the Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. The Fund may make additional investments while it has borrowings outstanding, and the Fund may make other borrowings to the extent permitted by applicable law.
Same.

Fundamental Policies
Acquired Fund	Acquiring Fund
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.
Same.
The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.	Same.
The Fund may not purchase, hold or deal in real estate, although it may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
Same.
The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts.	Same.
The Fund may not issue senior securities to the extent such issuance would violate applicable law.	Same.
Non-Fundamental Policies. Non-fundamental investment policies may be changed by the Board of Trustees of the Funds without a shareholder vote. The Acquiring Fund has substantially similar non-fundamental policies as the Acquired Fund.

Non-Fundamental Policies
Acquired Fund	Acquiring Fund
The Fund will not sell securities short or maintain a short position, except for short sales against the box.	Same.
The Fund will not purchase illiquid securities if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.	Same.
No similar policy.
The Fund will not invest more than 5% of the value of its total assets (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits), and Madison will not purchase, on behalf of the Fund, any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

No similar policy.	At least 65% of the Fund’s assets must be invested in investment grade securities.

Comparison of Principal Risks. The principal risks of the Acquiring Fund are substantially the same as those of the Acquired Fund. A description of each of these risks is provided below.

Principal Risks
Acquired Fund	Acquiring Fund
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund invests a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Similar, but only to the extent the Fund invests in non-investment grade securities (subject to a limitation of no more than 20% of the Fund’s assets).
Interest Rate/Credit Risks. The Fund is subject to interest rate risk and above-average credit risk, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.
Similar. The Fund, like most income funds, is subject to interest rate risk as well as average (as opposed to above-average) credit risk.

Principal Risks
Acquired Fund	Acquiring Fund
Liquidity Risk. The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for the Fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress. The Fund normally holds few or no U.S. government securities.
Similar. The Fund has liquidity risk, but because the Fund may hold U.S. government securities in its portfolio, to the extent such securities are held, the Fund’s liquidity risk is mitigated.
Prepayment/Extension Risk. The Fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund’s return.
Same.
No similar risk.
Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Similar to “Non-Investment Grade Security Risk,” discussed above.
Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Principal Risks
Acquired Fund	Acquiring Fund
Similar to “Prepayment/Extension Risk,” discussed above.
Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Federal Income Tax Consequences. The Funds expect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), with substantially the following results: no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder’s shares of the Acquired Fund. The holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the shareholder, provided that such shares are held as capital assets by the shareholder of the Acquired Fund at the time of the Reorganization. The holding period and tax basis of each asset of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will generally be the same as the holding period and tax basis of each such asset in the hands of the Acquired Fund prior to the Reorganization. It is a condition to the closing of the Reorganization that both the Acquired Fund and Acquiring Fund receive an opinion of Godfrey & Kahn, S.C. confirming these consequences, as further discussed below under “Information About the Reorganization-Federal Income Tax Consequences.” An opinion of counsel is not binding on the Internal Revenue Service.
Additional tax considerations are discussed under the section on “Information about the Reorganization-Federal Income Tax Consequences.”
Distributor; Rule 12b-1 Service Plan. MFD Distributor, LLC (“MFD”) is the Funds’ distributor. MFD’s principal business address is 550 Science Drive, Madison, Wisconsin 53711. MFD is a wholly-owned subsidiary of MIH and an affiliate of Madison. The Board of Trustees has adopted a Rule 12b-1 plan with respect to each Fund’s Class A and Class B shares pursuant to which the Funds pay for shareholder services at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the Class A and Class B shares. In addition, the Board has adopted a separate Rule 12b-1 plan with respect to each Fund’s Class B shares pursuant to which the Funds pay for distribution-related expenses at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to the Class B shares. For more information, please see Appendix B.
Other Service Providers. Deloitte & Touche LLP serves as the Funds’ independent registered accounting firm; State Street Bank & Trust Company services as the Funds’ sub-administrator, fund accountant, custodian and securities lending agent; and DST Asset Manager Solutions, Inc. serves as the Funds’ transfer agent.

Comparison of Purchase, Exchange and Redemption Procedures. The purchase, exchange redemption procedures of the Acquired Fund and the Acquiring Fund are exactly the same. Class A shares of both Funds are subject to a front-end sales load, Class B shares of both Funds are subject to a contingent deferred sale charge (“CDSC”) that is eliminated over time, and Class Y shares of both Funds are not subject to either a front-end load or a CDSC. In addition, shares of both Funds are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Funds (subject to the CDSC for Class B shares, as applicable). The Funds do not impose any redemption fees. For more information, please see Appendix B.
INFORMATION ABOUT THE REORGANIZATION
Introduction. This Proxy Statement/Prospectus is provided to you to solicit your proxy for exercise at the Meeting to approve the Reorganization of the assets and assumption of the liabilities of the Acquired Fund by the Acquiring Fund and the subsequent liquidation and dissolution of the Acquired Fund. The Meeting will be held at 550 Science Drive, Madison, Wisconsin 53711, at 10:30 a.m. Central time on September 2, 2020. This Proxy Statement/Prospectus, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of the Acquired Fund on or about July 17, 2020.
Description of the Plan. The Reorganization is expected to be consummated as of the Effective Date. Under the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Class A, Class B and Class Y shares of the Acquiring Fund (the “Reorganization Shares”) to the Acquired Fund. The value of the Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Plan. The Reorganization Shares to be issued will have an aggregate NAV equal to the aggregate value of the assets received from the Acquired Fund, less the aggregate liabilities assumed by the Acquiring Fund in the Reorganization. The Reorganization Shares will immediately be distributed to Acquired Fund shareholders in proportion to their holdings of Class A, Class B and Class Y shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund, Class B shareholders of the Acquired Fund will become Class B shareholders of the Acquiring Fund and Class Y shareholders of the Acquired Fund will become Class Y shareholders of the Acquiring Fund. The NAV of the Funds will be computed as of the close of regular trading on the New York Stock Exchange on the day prior to the Effective Date (the “Valuation Time”).
Following the distribution of the Reorganization Shares of the Acquiring Fund in full liquidation of the Acquired Fund, the Acquired Fund will wind up its affairs, cease operations and dissolve as soon as is reasonably practicable after the Reorganization. If the shareholders do not approve the Plan, the Board will consider alternative options for the Acquired Fund, including liquidation.
The projected expenses of the Reorganization, including printing and proxy solicitation expenses, legal and accounting costs, are estimated to be approximately $47,935. All such costs and expenses will be borne by Madison, not the Funds. The Acquired Fund plans to sell approximately 20 securities representing 24% of the Acquired Fund’s portfolio prior to consummation of the Reorganization.  In this regard, Madison expects to sell CCC-rated bonds, B3 rated bonds, ETFs, non-rated bonds and any positions with a par value of $100,000 or less.  The positions sold will help move the overall quality of the Acquired Fund’s portfolio slightly higher to be more in line with the Acquiring Fund’s portfolio and to manage position sizes towards par values that are easier to trade.  Minimal gains are expected to be realized from the trades and no capital gain distribution will be required prior to consummation of the Reorganization given the large capital losses currently held in the Acquired Fund.  Madison expects that the Acquired Fund will have a small amount of net investment income to distribute (approximately $18,000).   Given that the securities will be sold at the market bid, the Acquired Fund will not incur any portfolio repositioning costs in connection with the Reorganization.
If the Plan is approved, the Reorganization will be consummated on the Effective Date and is conditioned upon satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the Acquired Fund’s shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Plan. However, any shareholder of the Acquired Fund may redeem his or her shares prior to the Effective Date.
Completion of the Reorganization is subject to certain conditions set forth in the Plan. The Plan may be amended by the Board, and may also be terminated by the Board if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. The form of the Plan is attached as Appendix A.
Reasons for the Reorganization. At a meeting of the Board held on May 21, 2020 (the “Board Meeting”), Madison recommended that the Board approve and recommend to Acquired Fund shareholders for their approval the proposed Plan. At the Board Meeting, the Board reviewed detailed information provided by Madison, and considered, among other things, the factors discussed below, in light of their fiduciary duties under federal and state law. After careful consideration, the Board, including all trustees who are not “interested persons” of the Funds, with the advice and assistance of independent counsel, approved the Plan and the Reorganization, and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan.
In approving and recommending the proposed Plan, the Board considered, among other things:

•	The terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders;

•
That, despite each Fund having a different focus (i.e. for the Acquired Fund, investing primarily in non-investment grade securities, and for the Acquiring Fund, investing primarily in investment grade securities), the Acquired Fund shareholders will become investors in a fund that is managed using the same investment discipline which relies on extensive credit research to find income producing investments;

•	That Mike Sanders, the Co-Head of Fixed Income at Madison, is on the portfolio management team for both Funds;

•
That the advisory fee for the Acquiring Fund is lower than that of the Acquired Fund, and the overall expense ratios for the Acquiring Fund’s Class A, Class B and Class Y shares are lower than those of the Acquired Fund’s Class A, Class B and Class Y shares, respectively;

•
That the Acquired Fund has substantial capital loss carryforwards on its books, and reorganizing the Acquired Fund with and into the Acquiring Fund versus liquidating the Acquired Fund allows the capital loss carryforwards to be transferred to the Acquiring Fund;

•
That despite having a better performance track record than the Acquiring Fund, the Acquired Fund’s prospects for future growth are limited and combining the Acquired Fund with the larger Acquiring Fund results in synergies described above which Madison and the distributor of the Madison Funds believe will help facilitate the future growth of the combined Fund;

•	That the Reorganization will not result in the dilution of shareholders’ interests;

•	That the Funds will not bear the costs of the Reorganization; and

•	Other alternatives to the Reorganization, including liquidation (which would impose transaction and other costs and would not be tax-free).
Based on the foregoing and additional information presented at the Board Meeting, the Board determined that the Reorganization and the Plan would be in the best interests of the Funds and the interests of shareholders of the Funds will not be diluted as a result of the Reorganization. The Board concluded that the advantages associated with proceeding with the Reorganization outweighed any disadvantages that they identified as part of their review (e.g., combining a Fund with a better performance track record (Acquired Fund) with a lower performing Fund (Acquiring Fund)). The Board approved the Plan, subject to approval by shareholders of the Acquired Fund, and the solicitation of the shareholders of the Acquired Fund to vote “FOR” the approval of the Plan.
Description of the Securities to be Issued. The Declaration of Trust of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of each series within the Trust with no par value per share. Each Fund is a series of the Trust which offers three share classes: Class A, Class B and Class Y. Under the Plan, the Acquiring Fund will issue Class A, Class B and Class Y shares for distribution to the Acquired Fund shareholders in exchange for their Class A, Class B and Class Y shares, respectively. The Class A, Class B and Class Y shares of the Acquiring Fund are identical in all respects to the Class A, Class B and Class Y shares of the Acquired Fund.
On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of each Fund and class of which such shareholder owns shares which are entitled to vote on the matter. Each share of beneficial interest of each Fund shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Trustees may determine. Shareholders of each Fund vote, as a series of the Trust, to change, among other things, a fundamental policy of the Fund and to approve the Fund’s investment advisory contract. The Funds are not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board of Trustees, it is necessary or desirable to submit matters for a shareholder vote.
Dividends and Other Distributions. On or before the Valuation Time, the Acquired Fund may make one or distributions to shareholders. Such distributions generally will be taxable as ordinary income or capital gains to shareholders that hold their shares of the Acquired Fund in a taxable account.
Share Certificates. The Acquiring Fund will not issue certificates representing Acquiring Fund shares generally or in connection with the Reorganization. Instead, ownership of the Acquiring Fund’s shares will be shown on the books of the Acquiring Fund's transfer agent. If you currently hold certificates representing shares of the Acquired Fund, it is not necessary to surrender the certificates.
Federal Income Tax Consequences. The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code, and thus is not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders. As a condition to the closing of the Reorganization, subject to certain stated assumptions contained therein, the Acquired Fund and the Acquiring Fund will receive an opinion from Godfrey & Kahn, S.C. substantially to the effect that, for United States federal income tax purposes:

•
The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for Reorganization Shares and the distribution to the Acquired Fund shareholders of the Reorganization Shares will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for the Reorganization Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•
No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Reorganization Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•
No gain or loss will be recognized by the Acquired Fund upon the distribution of the Reorganization Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund;

•
No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Reorganization Shares solely in exchange for their shares of the Acquired Fund as part of the Reorganization;

•
The aggregate adjusted tax basis of the Reorganization Shares received by a shareholder of the Acquired Fund will be the same as the aggregate adjusted tax basis of the shares of the Acquired Fund exchanged therefor by such shareholder;

•
The holding period of the Reorganization Shares received by a shareholder of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided that at the time of the exchange, the shares of the Acquired Fund were held as a capital asset in the hands of such Acquired Fund shareholder;

•	The aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the aggregate tax basis of such assets immediately prior to the transfer thereof;

•
The holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the respective holding period of such assets in the hands of the Acquired Fund immediately prior to the transfer thereof; and

•
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

This opinion may contain limitations that Godfrey & Kahn, S.C. deems appropriate and will be based on customary assumptions and representations that Godfrey & Kahn, S.C. reasonably requests. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.
The ability of the Acquiring Fund to use the capital loss carryforwards of the Acquired Fund to offset future gains will be limited as a direct result of the Reorganization, in accordance with Section 382 of the Code.  However, all losses carried over will become available to use in subsequent years.  The Code requires a calculation which allows a certain amount of losses to become available for use each subsequent year until all such losses become available.
Shareholders of the Acquired Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Information. The following table shows the capitalization of each of the Funds as of April 30, 2020, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of April 30, 2020:

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquired Fund Pro Forma Combined
Class A:
Net Assets	$14,550,833	$29,667,862	—	$44,218,695
Shares Outstanding[1]	2,794,505	2,797,524	(1,423,079)	4,168,950
Net Asset Value per Share	$5.21	$10.61	—	$10.61

Class B:
Net Assets	$755,243	$1,032,851	—	$1,788,094
Shares Outstanding[1]	140,574	97,368	(69,392)	168,550
Net Asset Value per Share	$5.37	$10.61	—	$10.61

Class Y:
Net Assets	$724,422	$87,154,778	—	$87,879,200
Shares Outstanding[1]	142,511	8,268,623	(73,780)	8,337,354
Net Asset Value per Share	$5.08	$10.54	—	$10.54
1The correlating Acquired Fund share classes will be exchanged for the Acquiring Fund share classes at the Acquiring Fund’s ending NAV calculated as of the Valuation Time.
Costs of the Reorganization. Reorganization costs, estimated at approximately $47,935, will be borne by Madison, not the Funds. Such costs include printing and proxy solicitation expenses, legal and accounting costs, and the costs of terminating the Acquired Fund following the Reorganization. It is expected that there will be no portfolio repositioning costs incurred in connection with the Reorganization.
INFORMATION ABOUT THE FUNDS
Shareholder Rights. Each Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust, which is overseen by the same Board of Trustees. Moreover, each Fund is a diversified investment company registered under the 1940 Act. Because both Funds are separate series of the same Trust, shareholders of each Fund have identical rights. Accordingly, the rights of shareholders of the Acquired Fund will not change as a result of the Reorganization.
Investment Advisor; Advisory Agreements and Fees. The investment adviser for both Funds is Madison, which is located at 550 Science Drive, Madison, Wisconsin 53711. Madison is a wholly-owned subsidiary of Madison Investment Holdings, Inc. (“MIH”). As of December 31, 2019, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $17.9 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts.
Under the Funds’ advisory agreement with Madison (the “Advisory Agreement”), Madison provides investment advisory services to each Fund in exchange for a fee equal to an annual rate of 0.55% of the average daily net assets of the Acquired Fund and 0.50% of the average daily net assets of the Acquiring Fund. The advisory fee rate for both Funds is subject to a breakpoint fee schedule whereby the annual fee rate is reduced by 0.05%

when Fund assets reach $500 million and by another 0.05% when Fund assets reach $1 billion. This fee is accrued daily and paid monthly. In addition, the Advisory Agreement continues in effect (after an initial term of two years) from year to year if such continuance is specifically approved, at least annually, by a majority vote of the trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement for both Funds is available in the Funds’ Annual Report to Shareholders for the year ended October 31, 2019.
Portfolio Managers. The day-to-day management of, and investment decisions for, the Acquired Fund are made by a team comprised of Mike Sanders, Allen Olson and Chris Schroeder. The team managing the Acquiring Fund consists of Mike Sanders, Paul Lefurgey and Greg Poplett. Biographical information regarding the portfolio management teams is provided below. The Acquired Fund’s SAI provides additional information about the portfolio managers, including information about their compensation, other accounts managed by them, and their ownership of securities in the Funds.
Mike Sanders, CFA. Mr. Sanders, Co-Head of Fixed Income and Portfolio Manager, has co-managed the Acquired Fund since January 2016, and has co-managed the Acquiring Fund since September 2016. Mr. Sanders has been a member of the Madison fixed income team since 2013, and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mostly on high yield bonds and preferred stocks.
Allen Olson, CFA. Mr. Olson, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Fund since January 2016. Mr. Olson has been a member of Madison’s fixed income team since 2002, and has worked in the financial services industry since 1998. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance.
Chris Schroeder. Mr. Schroeder, Vice President and Portfolio Manager/Analyst, has co-managed the Acquired Fund since February 2019. Mr. Schroeder has been a member of the fixed income team since joining Madison in 2015 and has worked in the financial services industry since 1997.
Paul Lefurgey, CFA. Mr. Lefurgey, Chief Executive Officer and Co-Head of Fixed Income of Madison, has co-managed the Acquiring Fund since July 2009. Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President of MCA since 2003.
Greg Poplett, CFA. Mr. Poplett, Vice President and Portfolio Manager of Madison, has co-managed the Acquiring Fund since June 2013, and has been a member of the Madison fixed income team since 2004. Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN.

VOTING INFORMATION
Principal Shareholders. The Board has fixed the close of business on June 15, 2020, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. As of the Record Date, the Acquired Fund had 2,794,456.168 Class A shares, 76,515.732 Class B shares and 144,529.027 Class Y shares issued and outstanding. As of such date, the trustees and officers of the Acquired Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Acquired Fund. To the knowledge of the Trust, the following table shows the persons owning as of Record Date, either of record or beneficially, 5% or more of the outstanding shares of each class of the Acquired Fund.

Fund/Class	Shareholder Name and Address	Percent of Shares Held	Percent of Shares Held Following the Reorganization
High Income A	Pershing, LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001*	50.32%	17.06%
High Income B	Pershing LLC, 1 Pershing Plz, Jersey City, NJ 07399-0001*	72.43%	23.35%
High Income B	Lawrence Soldano & Susan J. Soldano, 417 Crescent Dr., New Galilee, PA 16141-2703	6.26%	2.02%
High Income Y	Charles Schwab & Co., Special Custody A/C FBO Customers, 211 Main St., San Francisco, CA 94105-1904*	26.01%	22.46%
High Income Y	TD Ameritrade For the Exclusive Benefit of oru Clieltns, P O Box 2226, Omaha, NE 68103-2226	12.31%	10.63%
High Income Y	Matrix Trust Co. Cust. FBO Leaders CU 457(B)-TE, 717 17th St., Ste 1300, Denver, CO 80202-3304	8.2%	7.08%
High Income Y	Matrix Trust Co. Cust. FBO Air Force FCU 457(B) - TE, 717 17th St., Ste 1300, Denver, CO 80202-3304	7.56%	6.53%
High Income Y	Matrix Trust Co. Cust. FBO Beach Municipal FCU (457(B) -TE, 717 17th St., Ste 1300, Denver, CO 80202-3304	6.69%	5.78%
*Represents ownership of record rather than beneficial ownership.
As of the Record Date, no shareholders may be deemed to “control” the Acquired Fund. “Control” for this purpose is the ownership of more than 25% of the Acquired Fund’s voting securities. Shareholders with a controlling interest could affect the outcome of the Meeting
Required Vote; Quorum. Approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, as that term is defined under the 1940 Act. A vote of a “majority of the outstanding voting securities” is the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Acquired Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

A quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting will consist of the presence in person or by proxy of the holders of at least 20% of the shares of the Acquired Fund outstanding at the close of business on Record Date. If a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.
Proxies. Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote by appearing in person at the Meeting, by returning the enclosed Proxy Card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed Proxy Card. To vote by telephone or using the Internet, please use the telephone number or Internet address, as applicable, found on the Proxy Card. Owners of shares held through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against the Reorganization.
A shareholder of record may revoke that shareholder’s proxy at any time prior to exercise thereof by notifying the Secretary of the Trust in writing at 550 Science Drive, Madison, Wisconsin 53711, or by returning a proxy with a later date. You also can revoke a proxy by voting in person at the Meeting.
All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the Plan. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).
Other Proposals. If any proposal, other than the Plan, to be voted on by the shareholders of the Acquired Fund properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.
LEGAL MATTERS
The validity of shares offered hereby will be passed upon for the Acquiring Fund by Godfrey & Kahn, S.C.

FINANCIAL HIGHLIGHTS
The financial highlights of the Funds for the five years ended October 31, 2019 have been derived from the Funds’ financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ Annual Report to Shareholders for the year ended October 31, 2019, which is incorporated by reference herein and available upon request. The Semi-Annual Report to Shareholders of the Funds, which contains unaudited financial statements for the six-month period ended April 30, 2020, is incorporated into this Proxy Statement/Prospectus by reference.
INFORMATION FILED WITH THE SEC
The Trust is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust are available from the SEC as follows:
In person:    at the SEC’s Public Reference Room located at 100 F Street, N.E.,
Washington, DC 20549
By phone:    1-202-551-8090 (for information on the operations of the Public
Reference Room only)
By mail:    Public Reference Branch, Officer of Consumer Affairs and
Information Services, Securities and Exchange Commission, Washington, DC 20549-1520 (duplicating fee required)
By email:     publicinfo@sec.gov (duplicating fee required)
By Internet:    www.sec.gov
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Appendix A
AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
This Agreement and Plan of Reorganization and Liquidation (the “Agreement”) is made as of July 9, 2020, and has been adopted by the Board of Trustees of Madison Funds (the “Trust”), a Delaware business trust, to provide for the reorganization of the High Income Fund (the “Acquired Fund”) with and into the Core Bond Fund (the “Acquiring Fund”), each a series of the Trust. Madison Asset Management, LLC joins this Agreement for purposes of Section 3 only.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund, and the distribution of the Acquiring Fund's shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
I. PLAN OF REORGANIZATION
1.    The Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section II.4) all of its properties and assets existing at the Valuation Time (as defined in Section II.2(f)). In consideration therefor, the Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on such date (the “Class A Merger Shares”); (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on such date (the “Class B Merger Shares”); and (iii) a number of full and fractional Class Y shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class Y shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class Y shares of the Acquired Fund assumed by the Acquiring Fund on such date (the “Class Y Merger Shares”). The Class A Merger Shares, the Class B Merger Shares and the Class Y Merger Shares shall be referred to collectively as the “Merger Shares.” Before the Exchange Date, the Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section II.6(c) hereof.
2.    Upon consummation of the transactions described in Section I.1 of this Agreement, the Acquired Fund will distribute, in complete liquidation to its Class A, Class B and Class Y shareholders of record as of the Exchange Date, the Merger Shares, each shareholder being entitled to receive that proportion of Class A Merger Shares, Class B Merger Shares or Class Y Merger Shares that the number of Class A, Class B and Class Y shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B or Class Y shares of the Acquired Fund outstanding on such date.

II. AGREEMENT
The Acquiring Fund and the Acquired Fund agree as follows:
1.    Reorganization.

(a)
Subject to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section II.6(c) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent, in exchange for that number of Merger Shares provided for in Section II.2 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to its shareholders in complete liquidation of the Acquired Fund.

(b)
As soon as practicable, the Acquired Fund will liquidate such of its portfolio securities as the Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by the Acquired Fund and the Acquiring Fund.

(c)
The Acquired Fund agrees to pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the investments and other properties and assets of the Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.    Exchange of Shares; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date; and (iii) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class Y shares of the Acquired Fund transferred to the Acquiring Fund on that date less the value of the liabilities of the Acquired Fund attributable to Class Y shares of the Acquired Fund assumed by the Acquiring Fund on that date, in each case as determined as hereafter provided in this Section II.2.

(a)
The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class Y shares of the Acquired Fund and the value of the liabilities attributable to the Class A,

Class B and Class Y shares of the Acquired Fund to be assumed by the Acquiring Fund will in each case be determined as of the Valuation Time.

(b)
The net asset value of the Merger Shares and the value of the assets and liabilities of the of the Acquired Fund will be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures customarily used by the Acquiring Fund in determining the market value of the Acquiring Fund’s assets and liabilities.

(c)	No adjustment will be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d)
The Acquiring Fund will issue the Merger Shares, registered in the name of the Acquired Fund, to the Acquired Fund. The Acquired Fund shall then cause its transfer agent to re-register the Merger Shares in the names of its shareholders, in accordance with instructions furnished by the Acquired Fund.

(e)
The Acquiring Fund will assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise.

(f)	The Valuation Time is the time at which the Acquired Fund calculates its net asset value, which is normally 3 p.m. Central Time, on September 11, 2020 (the “Valuation Time”).
3.     Fees and Expenses. All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be borne by Madison Asset Management, LLC and/or its affiliates, including the costs of liquidating each of the Acquired Fund’s portfolio securities as the Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. Notwithstanding the foregoing, Madison Asset Management, LLC and/or its affiliates shall assume or pay only those expenses that are solely and directly related to the transactions contemplated by this Agreement, as determined in accordance with the guidelines set forth in Internal Revenue Service Revenue Ruling 73-54, and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the transactions contemplated by this Agreement.
4.     Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed and the delivery of the Merger Shares to be issued will be made prior to 7:00 a.m. Central Time on the next full business day following the Valuation Time (referred to herein as the “Exchange Date”). Accordingly, the Exchange Date will be September 14, 2020.
5.     Dissolution. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

6.    Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder are subject to the following conditions:

(a)
That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of the Acquired Fund or the Acquiring Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act)).

(b)
That the Acquiring Fund will have received an opinion of Godfrey & Kahn, S.C. dated the Exchange Date substantially to the effect that, on the basis of the facts, representations, and assumptions contained therein and the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for Merger Shares and the distribution to the Acquired Fund shareholders of the Merger Shares as described herein, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets of the Acquired Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iv) no gain or loss will be recognized by the Acquired Fund upon the distribution of the Merger Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund; (v) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Merger Shares solely in exchange for their shares of the Acquired Fund as part of the Reorganization; (vi) the aggregate adjusted tax basis of the Merger Shares received by a shareholder of the Acquired Fund will be the same as the aggregate adjusted tax basis of the shares of the Acquired Fund exchanged therefor by such shareholder; (vii) the holding period of the Merger Shares received by a shareholder of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided that at the time of the exchange, the shares of the Acquired Fund were held as a capital asset in the hands of such Acquired Fund shareholder; (viii) the aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the aggregate tax basis of such assets immediately prior to the transfer thereof; (ix) the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the respective holding period of such assets in the hands of the Acquired Fund immediately prior to the transfer thereof; and (x) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder. The opinion shall contain such limitations that Godfrey & Kahn, S.C. deems appropriate to render the opinions expressed therein. The opinion shall be based on customary assumptions and such representations as Godfrey & Kahn, S.C. may reasonably request, and the Acquired Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations.

(c)
That, before the Exchange Date, the Acquired Fund declares a dividend or dividends which, together with all previous such dividends, has the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of the Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, and all of the Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code and computed without regard to any deduction for dividends paid), in each case for all years or periods up to and including the Exchange Date, and (ii) all of its net capital gain realized in all years or periods up to and including the Exchange Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code).

(d)	That the Acquired Fund’s custodian has delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Time.

(e)
That the Acquired Fund’s transfer agent has provided to the Acquiring Fund (i) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(f)
That the Acquired Fund will have executed and delivered to the Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which the Acquired Fund will assign, transfer and convey all of the assets and other property to the Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(g)
That a combination proxy statement/prospectus on Form N-14 (the “Registration Statement”) will have become effective under the Securities Act of 1933, as amended (the “1933 Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act.

(h)
That all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(i)	That the Acquired Fund shall be a duly qualified and electing “regulated investment company” under Section 851 of Code (a “RIC”) through and including the Exchange Date.
7.     Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder are subject to the following conditions:

(a)
That this Agreement is adopted and the transactions contemplated hereby are approved by (1) the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of the Acquired Fund or the Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act), and (2) the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, as that term is defined under the 1940 Act, unless a higher vote is required by the Trust’s Declaration of Trust.

(b)	That the Acquired Fund will have received the same opinion referenced in Section II.6(b) hereof.

(c)
That the Acquiring Fund will have executed and delivered to the Acquired Fund an Assumption of Liabilities certificate dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)
That the Registration Statement shall have been declared effective by the SEC and no stop orders under the 1933 Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(e)	That the Acquiring Fund shall be a duly qualified and electing RIC through and including the Exchange Date.
8.     Termination. This Agreement may be terminated and the Reorganization abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Exchange Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or the Trust’s Board of Trustees.
9.     Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except upon authorization of the Board of Trustees of the Trust and will be construed in accordance with and governed by the laws of Delaware.
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Appendix B
PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES
Set forth below is a description of the purchase, exchange and redemption procedures for the Acquiring Fund, which are identical to those of the Acquired Fund. For purposes of this Appendix B, the Acquiring Fund is referred to as the “Fund.”
Share Class Availability and Investment Minimums
The Fund offers three classes of shares: Class A, Class B and Y. Each share class offered represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. The various share classes and investment minimums are described in more detail below. When deciding which share class is best for you, carefully consider: how long you plan to own the Fund shares; how much you intend to invest; and the total expenses you’ll pay for each class.
Class A Shares. Class A shares typically charge a front-end sales charge or “load” that is deducted from your initial investment. Often, Class A shares offer you discounts (the discount increases as the size of your investment increases), called “breakpoints,” on the front-end sales charge if you make a large purchase, already hold other mutual funds offered by the same fund family, or have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family. Class A shares also charge a 0.25% Rule 12b-1 service fee that, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A share minimum investment amounts are noted in chart below.

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$1,000	$50
Retirement accounts:	$500	$50
Systematic investment programs:[1]
Twice Monthly or Biweekly[2]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1Regardless of frequency, the minimum investment allowed is $50 per Fund per month.
2Only one Fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that Fund.
Class B Shares (closed). Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund or through dividend and/or capital gains reinvestments. Class B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose Rule 12b-1 distribution fees of 0.75% and service fees of 0.25% that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A.
Class B shares also impose a contingent deferred sales charge (“CDSC”), which you pay if you sell your shares within a certain number of years. The CDSC gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares “convert” after a certain number of years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares as described above.
Class Y Shares. Class Y shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class Y shares are generally purchased through fee-based programs or investment dealers that have special arrangements with the Fund’s distributor, through certain registered investment advisors and through other intermediaries approved by the Fund.
Class Y shares are available for purchase directly from the Fund with a minimum initial investment of $25,000 for all account types, and a minimum subsequent investment of $1,000, provided that these minimums may be waived in certain situations. Class Y shares are also available for purchase by the following investors at a reduced minimum initial investment of $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50:

•	Financial intermediates that have entered into arrangements with the Fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of Madison, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned shares of the Broadview Opportunity Fund as of August 30, 2019.
The term “immediate family” referenced above and below is defined as the investor's spouse or domestic partner as recognized by applicable state law and children under the age of 21.
The Fund reserves the right to accept purchase amounts for Class A and Class Y shares below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts, and for clients of intermediaries who have entered into an agreement with the Fund’s distributor or Madison to offer Fund shares in a brokerage account through a network or platform or to self-directed accounts.
How to Contact Us
You can reach a Madison Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Funds P. O. Box 219083 Kansas City, MO 64121-9083	Madison Funds c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street STE 219083 Kansas City, MO 64105-1407

Opening an Account

1.	Carefully read the Fund’s prospectus.

2.	Determine how much you want to invest.

3.
Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial advisor or the Madison Funds.

When opening a new account, the Fund is required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow us to identify you. If you do not provide the information, the Fund’s transfer agent, on behalf of the Fund, may not be able to open your account. If the transfer agent is unable to verify your identity, the Fund reserves the right to close your account or take such other action deemed reasonable or required by law.
Purchasing Shares
You may purchase shares at any time by check, wire, phone or exchange by complying with the minimum investment requirements. Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the Fund. “Good order” means that the request includes the information described in the prospectus. Purchase orders received in good order by the Fund after the close of regular trading on the NYSE (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.
Purchasing by Exchange
Within an account, you may exchange shares of the Fund for shares of the same class of another Madison Fund subject to the minimum investment requirements of the Fund purchased. Exchanges of Class B shares will continue to “age” from the date of original purchase of the Class B shares, and will retain the same CDSC rate as they had before the exchange. In addition, Class B shares may only be acquired by exchange from Class B shares of another Madison Fund.
Except as may be approved by the Chief Compliance Officer of the Fund, only five (5) exchanges are allowed per Fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies. The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before an investor is permitted a new exchange. The Fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.
It is important to note that additional restrictions may apply if you invest through a financial intermediary. Madison Funds will work with financial intermediaries to apply the Fund’s exchange limit guidelines, but in some instances, the Fund is limited in its ability to monitor the trade activity or enforce the Fund’s exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.
Class A Sales Charges and Fees. Class A shares are offered at a price that includes an initial “front-end” sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and/or eliminated for larger purchases as indicated below.

	Sales Charge as a % of:		Dealer Commission as a % of Offering Price[2]
Investment Amount:	Offering Price[1]	Net Amount Invested
Under $50,000	4.50%	4.71%	4.00%

$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.20%
$1 million or more and certain other investments described below	None[3]	None	See Below[4]
1 The term “offering price” includes the front-end sales charge. Sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places.

[2]
The portion of the sales charge the Fund’s distributor, MFD Distributor, LLC (“MFD”), or its agent pays to broker/dealers for selling Fund shares. The broker/dealer passes along a portion of this compensation to your financial advisor. From time to time, MFD, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so to date.

[3]	A CDSC may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.00% in the first year and 0.50% in the second year following the purchase.

[4]
MFD may pay a commission up to 0.80% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.50% on purchases over $3,000,000. MFD may also pay a commission up to 0.75% on certain purchases of Class A shares under $1,000,000 on which no initial sales charge was paid, through programs offered by MFD or to dealers that have special arrangements with MFD.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.
Class A Sales Charge Discounts and Waivers. The availability of certain Class A sales charge discounts and waivers will depend on whether you purchase your shares directly from the Fund or through an intermediary. It is possible that certain intermediaries may not, in accordance with their policies and procedures, be able to offer one or more of these sales charge discounts or waiver privileges. In addition, certain intermediaries may have different policies and procedures regarding the availability of front-end sales charge discounts and waivers. In all instances, you will need to notify the Fund or your intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge discounts or waivers. For discounts and waivers not available through a particular intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary to receive these discounts or waivers. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a discount or waiver of sales charges. Please consult your intermediary for further information.
The term “immediate family” referenced below, is defined as the investor's spouse or domestic partner as recognized by applicable state law and children under the age of 21.

Class A Sales Charge Reductions. There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below.
Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:

•	you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

•	a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

•	groups which qualify for the Group Investment Program as described in the Fund’s SAI.
Rights of Accumulation. You may add the current market value of your existing holdings in any Fund and class of shares of Madison Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in a variable annuity contract sponsored by CMFG Life Insurance Company may also be taken into account to determine your Class A sales charges.
Letter of Intent. You may purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Such an investment must aggregate at least $25,000 if investing in equity funds or at least $50,000 if investing in bond funds during the 13-month period from the date of the LOI. The LOI period starts on the date on which your first purchase is made toward satisfying the LOI. Your accumulated holdings (including combination and accumulation as described above) eligible to be aggregated as of the day immediately before the start date of the LOI period may be credited towards satisfying the LOI. For the purposes of calculating if the total investment amount specified in the LOI has been met, the historical cost of the original shares purchased will be used, and reinvested dividends and capital gains and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the funds, their transfer agent or your broker-dealer may not maintain this information.
Class A Sales Charge Waivers. Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

•	Investors in fee-based advisory or managed account programs where the sponsor or a broker-dealer has an agreement with the funds' distributor authorizing the sale of fund shares.

•
Clients of financial intermediaries who have entered into an agreement with the funds' distributor or Madison to offer fund shares through a network, platform or to self-directed investment brokerage accounts.

•	Registered representatives of broker/dealers and registered investment advisers authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

•
Individuals and their immediate family who, within the past twelve months, were members of the Board of Trustees of the Trust; were trustees, directors, officers or employees of Madison Investment Holdings, Inc., and/or its subsidiaries or affiliated companies including Madison, any subadviser, or service providers of Madison Funds or the Ultra Series Fund; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

•
Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of CMFG Life Insurance Company or its subsidiaries and affiliates (collectively referred to herein as “CMFG Life”), or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is self-directed without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described herein may apply.

•	Credit union employees and their “immediate family,” when purchasing shares for their own personal accounts.

•
Investors who establish a self-directed investment account maintained by the funds' transfer agent, where the investment is made without the consultation of registered representative and there is no broker-dealer of record associated with the account.

•	Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CMFG Life.

•
Credit union system-affiliated institutional investors, charitable organizations, and other non-profit organizations as described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Credit union employees and employees of non-profit organizations that qualify as tax-exempt under section 501(c) of the Code, when purchasing shares in a 457(b) eligible deferred compensation plan.

•	Qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.
In addition, Class A shares may be purchased without front-end sales charges in the following transactions:

•	With proceeds from the liquidation of a CMFG Life-affiliated pension product.
By exchange from one fund to another, except exchanges of Class A shares of the Government Money Market Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into Class A shares of another Madison Fund.

•	From the proceeds of shares of another fund account on which a load was already paid.

•	Reinvestment of dividends or capital gains from any fund.

•	Pursuant to the funds’ reinstatement or reinvestment privilege (see the SAI for more information).
The Fund may terminate or amend the terms of these sales charge reductions or waivers at any time.
Class B Shares. Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares. Class B shares automatically convert to Class A shares, based on relative NAV, at the end of month of the eight-year anniversary of the purchase date. For Class B shares, a contingent deferred sales charge (CDSC) may be applied on shares you sell within six years of purchase as indicated below.

	Purchase Date On or After February 28, 2003
Years After Purchase	1	2	3	4	5	6	7+
CDSC	4.5%	4.0%	3.5%	3.0%	2.0%	1.0%	None

The CDSC is based on the original purchase cost or the current NAV of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see the “Class B CDSC Waivers” subsection, below.
For purposes of computing the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To minimize your CDSC, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.
For example, assume that you purchased 100 shares of the Fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

Date	Transaction	Price Per Share	Shares Purchased	Total Shares	Account Value
January 1, Year 1	Purchased shares	$10	100	100	$1,000
December 31, Year 1	Reinvested dividends	$15	10	110	$1,650
January 1, Year 2	Purchased shares	$15	100	210	$3,150
December 31, Year 2	Reinvested dividends	$20	21	231	$4,620
January 1, Year 3	Purchased shares	$20	100	331	$6,620
Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:

Type of Shares Sold (in order)		CDSC (%)	CDSC ($)
Share price increases of purchased shares	$1,500	None	None
Dividends (including share price increases)	$ 620	None	None
Aged Shares (oldest sold first): Purchased January 1, Year 1	$1,000	3.5%	$35.00
Purchased January 1, Year 2	$880[2]	4.0%[1]	$35.20
Total	$4,000	1.75%[3]	$70.20
1As a percentage of original purchase payment.

[2]	$620 of the original $1,500 purchase payment would remain available for redemption.
3 As a percentage of the amount redeemed.
Class B CDSC Waivers. In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial adviser or Madison Funds at the time you redeem the shares that you qualify for such a waiver. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. Madison Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.
The CDSC may be waived on redemptions of Class B shares under the following circumstances:

•	If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

•	Due to death or disability.

•
For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a) of the Code, unless otherwise noted: returns of excess contributions; qualified hardship withdrawals; and required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

•	Pursuant to Madison Funds’ right to liquidate small accounts (see “General Policies - Small Accounts,” below).
Distribution and Service Plans (Rule 12b-1)
Madison Funds has adopted, on behalf of certain Funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the Funds to pay for distribution of their shares and servicing of their shareholders out of Fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected Funds and share classes. These plans are described below.
Service Fees (Class A and Class B shares). A service plan has been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A and Class B shares of the Fund. Under the terms of this plan, the Fund pays the principal distributor, MFD, a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of the Fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the Fund pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.
Distribution Fees (Class B shares only). A distribution plan has been adopted pursuant to Rule 12b-1 under the 1940 Act for Class B shares of the Fund. Under the terms of the plan, the Fund pays MFD a fee equal to 0.75% of the average daily net assets attributable to Class B shares of the Fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B shares) or the distribution-related expenses of dealers. This fee increases the cost of investing in the Class B of the Fund and, over time, may cost more than paying the initial sales charge for Class A shares.
Selling Shares
You may sell your shares at any time by letter, phone or exchange. Upon request, your shares will be sold at the next NAV calculated after your order is received in good order by the Fund. “Good order” means that the request includes the Fund and account number, amount of transaction, signatures of the owners and a “medallion guarantee” if required. Redemption requests received in good order by the Fund after the close of regular trading on the NYSE (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

The Fund typically expects that it will pay redemption proceeds one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and make take up to seven days as generally permitted by the 1940 Act. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the Fund will pay redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, for the shares purchased have cleared (normally seven business days from the purchase date).
Under normal market conditions, the Fund typically expects that it will meet shareholder redemptions by monitoring the Fund's portfolio and redemption activity and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund's custodian bank, and making payment with Fund securities or other Fund assets rather than in cash (as further discussed in the following paragraph).
Although payment of redemptions normally will be in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities held by the Fund (commonly referred to as an in-kind redemption). To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
General Policies
Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. Madison Funds does not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions.
Pricing of Fund Shares. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each class by the number of shares outstanding of each class. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The following fair valuation policy is followed by Madison with respect to the Fund. If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of Madison Funds that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of the Fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.
Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.
Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. Madison Funds cannot assure that a security or other investment can be sold at the fair value assigned to it at any time.
To the extent the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Execution of Requests. The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV calculated after your request is received in good order by the Trust. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities law.
Purchases and Redemptions through Authorized Financial Intermediaries. You may purchase or redeem shares of the Fund through financial intermediaries who are authorized to sell shares of the Fund. Certain of these financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemptions orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or, if applicable, any such financial intermediaries' authorized designee, receives the order.
Purchase and Redemption Prices. When you purchase shares, you pay the NAV plus any applicable sales charges, as described earlier. When you redeem shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC). Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by the Trust.
Redemption in Advance of Purchase Payments. When you place a request to redeem shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to seven business days after the purchase.
Frequent Purchases and Redemptions of Fund Shares. Madison Funds discourages investors from using the Fund to frequently trade or otherwise attempt to “time” the market.

As a result, the Fund reserves the right to reject a purchase or exchange request for any reason.
Market Timing. It is the policy of the Madison Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Fund. To accomplish this, Madison Funds reserves the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Madison Funds has written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give Madison Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market timing activity as described below.
Identifiable Harmful Frequent Trading and Market Timing Activity. Madison Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, if the Fund is subject to frequent trading or “market timing,” it must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market timing activity. Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing the Fund’s portfolio managers to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market timing activity of this sort requires the Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.
For all of the above reasons, Madison Funds monitors cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, Madison Funds declines such requests; when trades are attempted without such courtesy, Madison Funds makes every effort to block them and prohibit any future investments from the source of such trades. Madison Funds does not define market timing by the frequency or amount of trades during any particular time period. Rather, Madison Funds seeks to prevent market timing of any type that harms the Madison Funds in the manner described above.
Madison Funds does not currently impose additional fees on market timing activity although the right to do so is reserved upon notice in the future. Madison Funds does not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when Madison Funds identifies any shareholder activity that causes or is expected to cause the negative results described above, it will block the shareholder from making future investments. As a practical matter, Madison Fund’s generally applicable restriction on exchanges per Fund to five per year, as described above, limits the occurrence of frequent trading and market timing activity.
Madison Funds uses its discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, Madison Funds does not distinguish between shareholders that invest directly with the Fund or shareholders that invest with the Fund through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many mutual funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful “market-timer” could, over time, dilute the value of Fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying Fund shares at an NAV lower than the NAV at which the same shares are redeemed. Madison Funds will block ALL identifiable harmful frequent trading and market timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.
Exceptions or Other Arrangements. It is possible that the Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund. However, Madison Funds believes its procedures are adequate to identify any market timing activity having the harmful effects identified above regardless of the nature of the shareholder or method of investment in Madison Funds.
Delegation to Certain Intermediaries. Madison Funds may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by Madison Funds or its distributor on behalf of the Fund.
Because Madison Funds discourages market timing in general, Madison Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market timing activities, harmful or otherwise.
Although Madison Funds believes reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, it cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.
Telephone Transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Madison Funds will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. Madison Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.
Internet Transactions. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. Madison Funds is not responsible for any losses that may occur due to unauthorized access.
Special Redemptions. Although the Fund would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities held by the Fund as prescribed by the Board of Trustees. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.
Householding. To reduce shareholder service expenses, Madison Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to Madison Funds.
Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.
Research and Other fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). Madison Funds reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.
Small Accounts. Due to the high fixed cost of maintaining mutual fund accounts, Madison Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, Madison Funds may sell your shares and mail the proceeds to you at your address of record.
Escheatment. Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact Madison Funds. Many states have added "inactivity" or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

•	Send a letter to Madison Funds via the United States Post Office;

•
Speak to a Shareholder Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application;

•	Access your account through the Fund’s secure web application; or

•	Cashing checks that are received and are made payable to the owner of the account.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083.
The Fund, Madison, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party, financial intermediary regarding applicable state escheatment laws.
Disclosure of Portfolio Information. Portfolio holdings information is available on the Fund’s website at www.madisonfunds.com. In addition, a complete description of the funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s SAI.
Additional Investor Services
Depending on which share class you purchase, you may eligible to establish one or more of the additional account options described below. The minimums vary by share class.
Systematic Investment Program. You may set up regular investments from your financial institution account to purchase shares. You determine the frequency (no less than quarterly), day of the month, and amount of your investments, and you may terminate the program at any time. Minimum investments per Fund are $50 per month for Class A shares and $1,000 per month for Class Y shares (unless you qualify for a reduced investment minimum as described above). To take advantage of the systematic investment program, complete the appropriate parts of the new account application or, for an existing account, the account maintenance form. This program is not available for direct purchases of Class B shares.
Payroll Deduction/Direct Deposit Program. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to purchase shares. You determine the frequency (no less than quarterly), day of the month, and amount of your investments, and you may terminate the program at any time. Minimum investments may be as little as $25 per month for Class A shares and $1,000 per month for Class Y shares (unless you qualify for a reduced investment minimum as described above). To take advantage of the payroll deduction program, complete the Madison Funds’ Payroll Deduction/Direct Deposit Form. A new account application must accompany the form if you are opening a new account. This program is not available for direct purchases of Class B shares.
Systematic Withdrawal Program. If your account balance is at least $5,000 for Class A and Class B shares and $25,000 for Class Y shares, you may make systematic withdrawals from your account. You determine the frequency (no less than monthly) and the amount of your withdrawal, and you may terminate the program at any time. All payees must be on the same payment schedule.  On Class B share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account’s value annually. To take advantage of the systematic withdrawal program, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form.

Systematic Exchange Program. If your account balance is at least $5,000 for Class A and Class B shares or $25,000 for Class Y shares, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. For programs investing in Class B shares, for the purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase of the Class B shares, and will not be affected by any permitted exchange. You determine the frequency (no less than monthly), day of the month, and amount of your exchange, and you may terminate the program at any time. Each systematic exchange must be at least $50 per Fund for Class A and Class B shares and $1,000 per Fund for Class Y shares (unless you qualify for a reduced investment minimum as described above). To take advantage of the systematic exchange program, complete the appropriate sections of the new account application or, for an existing account, the account maintenance form.
Automatic Account Rebalancing. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that Madison Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete Madison Funds' Automatic Account Rebalancing Form or contact your financial adviser. A new account application must accompany the form if you are opening a new account.
Retirement Plans. Shares of the Trust may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call Madison Funds at 1-800-877-6089.
Distributions and Taxes
Schedule of Distributions. The Fund will generally distribute most or all of its net investment income and capital gains. Capital gain distributions, if any, are typically made in December. Income distributions, if any, are declared monthly and paid monthly.
Distribution Reinvestments. Many investors have their distribution payments reinvested in additional shares of the same Fund and class. If you choose this option, or if you do not indicate any choice on the account application, your distribution payments will be reinvested on the payment date. Alternatively, you can choose to have a check mailed to you for your distribution payments. However, if, for any reason, the check is not deliverable, or you do not respond to mailings from Madison Funds with regard to uncashed distribution checks, your distribution payments may be reinvested and no interest will be paid on amounts represented by the check.  In addition, your distribution options may be automatically converted to having all dividends and other distributions reinvested in additional shares.
Taxability of Distributions. All distributions that you receive from the Fund are generally taxable, whether reinvested or received in cash. Distributions from the Fund’s net investment company taxable income (which includes dividends, taxable interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction available under Section 199A of the Code. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “Section 199A Dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. Although taxpayers, including the Fund, are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum federal income tax rate applicable to long-term capital gains, and thus to qualified dividend income is 20%. The Fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.
Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations. The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the non-corporate shareholders of the Fund. If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements applicable to both the Fund and the shareholder also must be satisfied to obtain qualified dividend treatment.
When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.
Fund distributions are expected to be distributions of both net investment company taxable income and net capital gains.
Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Fund of the Trust generally will have similar tax consequences.
Withholding. If you do not furnish Madison Funds with your correct Social Security Number or Taxpayer Identification Number and/or Madison Funds receives notification from the Internal Revenue Service requiring back-up withholding, Madison Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 24% for U.S. residents.

PART B

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF
MADISON HIGH INCOME FUND,
a series of Madison Funds
BY
MADISON CORE BOND FUND,
a series of Madison Funds
Managed by:
Madison Asset Management, LLC
550 Science Drive
Madison, Wisconsin 53711
1-800-877-6089
July 9, 2020
TABLE OF CONTENTS

General Information.............................................................................................................................................    B-1
Pro Forma Financial Information.........................................................................................................................    B-2

I.     General Information
This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization of the High Income Fund (the “Acquired Fund”), a series of Madison Funds, with and into the Core Bond Fund (the “Acquiring Fund”), also a series of Madison Funds (the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”
This Reorganization SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Proxy Statement/Prospectus dated July 9, 2020, which relates to the Reorganization (the “Proxy Statement/Prospectus”). As described in the Proxy Statement/Prospectus, the Reorganization involves the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of Acquired Fund.
This Reorganization SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the address or calling the telephone number listed below.
By mail    Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083

By phone:    (800) 877-6089
This Reorganization SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Acquiring Fund SAI: Statement of Additional Information of Madison Funds dated July 9, 2020 (File Nos. 333-238856);

B-1

•
Annual Report of the Funds: the Annual Report to Shareholders of the Funds for the fiscal year ended October 31, 2019, including the Report of the Independent Registered Public Accounting Firm and audited financial statements contained therein (File No. 811-08261); and

•
Semi-Annual Report of the Funds: the Semi-Annual Report to Shareholders of the Funds for the six-month period ended April 30, 2020, including the unaudited financial statements contained therein (File No. 811-08261).

II.    Pro Forma Financial Information
Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds.
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below for the 12 month period ended April 30, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization
The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

Acquired Fund	Acquiring Fund	Balance Sheet & Income Statement Period Ended
High Income Fund	Core Bond Fund	April 30, 2020
Basis of Pro Forma. The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The Funds are both series of the same registered open-end management investment company that issues its shares in separate series. The Reorganization will be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund Share Class		Acquiring Fund Share Class
High Income Fund	Shares Exchanged	Core Bond Fund
Class A	1,371,426	Class A
Class B	71,182	Class B
Class Y	68,731	Class Y
Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquired Fund for pre-Reorganization periods will not be restated. All securities held by the Acquired Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended date in Note 1.

B-2

Note 2 – Net Assets
The table below shows the net assets of the Funds and pro forma combined net assets as of the date indicated.

Fund	Net Assets	As-of-Date
High Income Fund (Acquired Fund)	$16,030,498	April 30, 2020
Core Bond Fund (Acquiring Fund)	$117,855,491	April 30, 2020
Core Bond Fund (Pro Forma Combined)	$133,885,989

Note 3 – Pro Forma Adjustments
The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Reduction of Advisory fee	$(10,977)	< (1)
Reduction of Services fee	$(7,264)	< (1)
Note 4 – Reorganization Costs
The costs associated with the Reorganization include among others legal, accounting, printing, and proxy solicitation costs are estimated to be approximately $47,935. Brokerage costs associated with the sale of Acquired Fund portfolio holdings in anticipation of the Reorganization are expected to be zero ($0) as the securities will be sold at the market bid. Neither shareholders nor any of the Funds will bear any of these costs; instead, Madison Asset Management, LLC is responsible for all such costs. The pro forma financial information has not been adjusted for any costs related to the Reorganization.
Note 5 - Accounting Survivor
The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition strategies, investment objective, expense structure, and policies/ restrictions of the Acquiring Fund. The Acquiring Fund is also the larger fund.
Note 6 - Capital Loss Carry Forward
The Acquired Fund is expected to undergo an ownership change for tax purposes and thus, as a result, its capital loss carry forwards and certain built-in losses, if any, may be subject to the loss limitation rules of the Internal Revenue Code of 1986, as amended. As of October 31, 2019, the Acquired Fund’s last fiscal year-end, the Fund had capital losses available to utilize of $1,784,606. For additional information regarding capital loss limitations, please see the section entitled “Information About the Reorganization - Federal Income Tax Consequences” in the Proxy Statement/Prospectus.

B-3

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Madison Funds (the “Registrant”) incorporates herein by reference the response to Item 25 of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2020 (to be effective June 1, 2020) with Post-Effective Amendment No. 76.

ITEM 16. Exhibits

1.	Charter Documents

(a)
Amended and Restated Declaration of Trust of Registrant dated June 1, 2020 (incorporated by reference to Post-Effective Amendment (“PEA”) No. 76 to the Registration Statement of Form N-1A filed on May 29, 2020 (“PEA No. 76”)).

(b)	Certificate of Trust (incorporated by reference to Post-Effective Amendment (“PEA”) No. 23 to the Registration Statement on Form N-1A filed on December 26, 2007).

2.	Not applicable.

3.	Not applicable.

4.	Agreement and Plan of Reorganization and Liquidation (incorporated by reference to the initial filing of this Registration Statement on Form N-14 filed on June 1, 2020 (the “Initial Form N-14”).

5.	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit 1, above.

6.	(a) Amended and Restated Investment Advisory Agreement between Registrant and Madison Asset Management, LLC (“MAM”) dated June 1, 2020 (incorporated by reference to PEA No. 76).

(b)	Amended and Restated Services Agreement between Registrant and MAM dated June 1, 2020 (incorporated by reference to PEA No. 76).

7.
(a)    Amended and Restated Distribution Agreement between Registrant and MFD Distributor, LLC dated February 10, 2017 (incorporated by reference to PEA No. 74 to the Registration Statement on Form N-1A filed on February 27, 2020).

(b)	Form of Dealer Agreement and 22c-2 Addendum, as revised effective June 1, 2020 (incorporated by reference to PEA No. 76).

8.	Not applicable.

9.
(a)    Custody Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2013 (incorporated by reference to PEA No. 38 to the Registration Statement on Form N-1A filed on February 28, 2013 (“PEA No. 38”)).

(b)	Letter Amendment to Custody Agreement dated July 31, 2014 (incorporated by reference to PEA No. 54 to the Registration Statement on Form N-1A filed on February 14, 2017 (“PEA No. 54”)).

10.	(a) Amended and Restated Service Plan for Class A Shares dated June 1, 2020 (incorporated by reference to PEA No. 76).

(b)	Amended and Restated Rule 18f-3 Plan dated February 14, 2017 (incorporated by reference to PEA No. 54).

11.	Opinion and Consent of Counsel Regarding Legality of Shares to be Issued (incorporated by reference to the Initial Form N-14).

12.	Opinion (and Consent) of Counsel on Tax Matters – To be filed by amendment.

13.	Other Material Contracts

(a)	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated January 1, 2013 (incorporated by reference to PEA No. 38).

(b)	Amendment to Transfer Agency and Service Agreement dated November 2, 2016 (incorporated by reference to PEA No. 54).

(c)	Amendment to Transfer Agency and Service Agreement dated November 3, 2016 (incorporated by reference to PEA No. 54).

(d)
Securities Lending Agreement with State Street Bank and Trust Company dated January 12, 2018 (incorporated by reference to PEA No. 70 to the Registration Statement on Form N-1A filed on February 28, 2018).

14.	Consent of Deloitte & Touche LLP – Filed herewith.

15.	Not applicable.

16.	Powers of Attorney of the Trustees of the Registrant (incorporated by reference to the Initial Form N-14).

17.	Additional Exhibits

(a)	Form of Proxy Card (incorporated by reference to the Initial Form N-14).

(b)	Prospectus and Statement of Additional Information of the Funds, dated June 1, 2020 (incorporated by reference to PEA No. 76).

(c)
Annual Report to Shareholders, dated October 31, 2019, only with respect to information about the Madison High Income Fund and the Madison Core Bond Fund (incorporated by reference to the Form N-CSR of the Registrant filed on January 6, 2020).

(d)
Semi-Annual Report to Shareholders, dated April 30, 2020, only with respect to information about the Madison High Income Fund and the Madison Core Bond Fund (incorporated by reference to the Form N-CSR of the Registrant filed on July 6, 2020).

ITEM 17. Undertakings

1.
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.
The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 12 of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin on the 9th day of July, 2020.
MADISON FUNDS

/s/ Patrick F. Ryan
By:    Patrick F. Ryan
Its:     President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/ Patrick F. Ryan	President (Principal Executive	July 9, 2020
Patrick Ryan	Officer)

/s/ Greg D. Hoppe	Chief Financial Officer (Principal	July 9, 2020
Greg D. Hoppe	Financial Officer)

*	Trustee	July 9, 2020
Paul Lefurgey

*	Trustee	July 9, 2020
James R. Imhoff, Jr.

*	Trustee	July 9, 2020
Steven P. Riege

*	Trustee	July 9, 2020
Richard E. Struthers

*	Trustee	July 9, 2020
Carrie J. Thome

*	Trustee	July 9, 2020
Scott C. Jones

*By: /s/ Steven Fredricks
Steven Fredricks
*Pursuant to Power of Attorney (see Exhibit 16 to this Form N-14 Registration Statement).

INDEX TO EXHIBITS

Exhibit        Caption

14        Consent of Deloitte & Touche LLP